EX-99.B.4.8


                    Aetna Life Insurance and Annuity Company

                               FORM OF ENDORSEMENT

The Contract is hereby endorsed as follows:

(1) Section 3.08 Net Return Factors(s) - Separate Account, Subsection (e) is amended and restated as follows:

         (e) a daily actuarial charge at an annual rate of [1.25%] during the accumulation phase and [1.25%] during the annuity phase for annuity mortality and expense risks and profit; and a daily administrative charge which will not exceed .25% during the accumulation phase on an annual basis and will not exceed .25% during the annuity phase on an annual basis.

(2)      Section 4.01 Choices to be Made is amended and restated as follows:

         The Contract Holder may tell Aetna, on behalf of a retired or separated Participant, to pay all or any portion of a Participant's Participant Account (minus any premium tax) as a premium for an Annuity under Option 1, 2, or 3 (see 4.06). The first Annuity payment must generally be made no later than the April 1 of the calendar year following the year in which the Participant turns age 70-1/2 or retires, whichever occurs later. Aetna may be told to make the first Annuity payment during any prior month.

         When an Annuity Option is chosen, Aetna must also be told if payments are to be made other than monthly and to pay:

         (a)    a Fixed Annuity using the General Account;
         (b) a Variable Annuity using any of the Fund(s) made available by Aetna for Annuity purposes; or
         (c)    a combination of (a) and (b).

         If a Fixed Annuity is chosen, Aetna will add interest daily at an annual rate no less than 3%. Aetna may add interest daily at any higher rate.

         If a Variable Annuity is chosen, an Assumed Annual Net Return Rate of 5% may be chosen. If not chosen, Aetna will use an Assumed Annual Net Return Rate of 3.5%.

(3) Section 4.02 Terms of Annuity Options, subparagraphs (c), (d) and (e) are amended and restated as follows:

         (c) No choice of any Annuity Option may be made if the first payment would be less than $50 per month or if the total payments in a year would be less than $250 (unless otherwise required by state law).

         (d) If a Fixed Annuity under Option 1, 2, or 3 is chosen and a larger payment would result from applying the Surrender Value to a current Aetna single premium immediate Annuity, Aetna will make the larger payment.

         (e) To calculate the guaranteed first payment of a variable annuity or the payments for a fixed Annuity, we will use the Annuitant's adjusted age and, if applicable, the second Annuitant's adjusted age. The Annuitant's adjusted age and, if applicable, the second Annuitant's adjusted age is the person's age as of the birthday closest to the day Annuity payments begin, reduced as follows:

                (1)   Reduced by one year for payments before January 31, 2000;
                (2) Reduced by two years for payments beginning during the period from January 1, 2000 through December 31, 2009;
                (3) Starting on January 1, 2010, reduced by one additional year for payments beginning in each succeeding decade.

EGATHDF-00

(4) Subparagraph (g) is added to Section 4.02 Terms of Annuity Options as follows:

         (g) At the request of the Contract Holder or the Participant if the Contract Holder has directed Aetna to accept such a request from the Participant, all or any portion of the Current Value may be transferred from any Fund to any other allowable Fund. Aetna reserves the right to allow no more than four Funds to be selected at any one time. Fund transfers will be processed as of the Valuation Period following receipt of a transfer request in Good Order at Aetna's Home Office. During the Annuity period, the maximum number of allowable transfers in a calendar year is twelve. Aetna reserves the right to increase the number of allowable transfers. Transfers into or out of the Fixed Account are not permitted.

         Fund transfer requests must be expressed as a percentage of each Fund's allocation to the Annuity payment. Aetna may establish a minimum transfer amount.

(5) Section 4.03 Death of Annuitant/Beneficiary is amended and restated as follows:

         Upon the death of the Annuitant(s), any remaining guaranteed payments will continue to the beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect.

         The interest rate used to determine the first Annuity Payment will be used to calculate the present value. The present value will be determined as of the Valuation Period in which proof of death acceptable to Aetna and a request for payment is received at Aetna's Home Office.

         If a Participant's beneficiary dies while receiving Annuity payments, the present value of any remaining payments will be paid in one lump sum to the estate of the Participant's beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

(6)      Section 4.06 Annuity Options is amended and restated as follows:

         Option 1 - Payments for a Stated Period of Time - An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30 and the Annuity may be a Fixed or Variable Annuity.

         Option 2 - Life Income - An Annuity will be paid for the life of the Annuitant. When this option is chosen, a choice of the following guarantees is also available:

         (a) Aetna will guarantee a minimum specified number of payments (5 through 30 years may be elected); or
         (b) Cash Refund Guarantee - payments will be guaranteed for the amount applied to the Annuity Option. If the Annuitant dies prior to the payment of the amount applied to the Annuity Option (less any premium tax), any remaining balance will be paid in one sum to the beneficiary. This choice is available only on a Fixed Annuity.

         Option 3 - Life Income for Two Payees - An Annuity will be paid during the lives of the Annuitant and a second Annuitant. At the death of either, payments will continue to the survivor. When this Option is chosen, a choice must be made of:

         (a)    100% of the payment to continue to the survivor;
         (b)    66-2/3% of the payment to continue to the survivor;
         (c)    50% of the payment to continue to the survivor;.
         (d) 100% of the payment to continue after the first death with a guarantee of 5-30 years;
         (e) 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant; or
         (f) 100% of the payment to continue after the first death. Payments are guaranteed for the amount applied to the Annuity Option (less any premium tax) and any remaining balance will be paid in one sum to the beneficiary. This option is only available on a Fixed Annuity.

         Other Options - Aetna may make other options available as allowed by the laws of the state in which this Contract is delivered.

                                    OPTION 1

                      Payments for a Stated Period of Time

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

--------------------------------------------------------------------------------------------------------
                                  Monthly                                              Monthly
         Years                    Payment                     Years                    Payment
--------------------------------------------------------------------------------------------------------
             5                      $17.91                     18                         $5.96
             6                       15.14                     19                          5.73
             7                       13.16                     20                          5.51
             8                       11.68                     21                          5.32
             9                       10.53                     22                          5.15
            10                        9.61                     23                          4.99
            11                        8.86                     24                          4.84
            12                        8.24                     25                          4.71
            13                        7.71                     26                          4.59
            14                        7.26                     27                          4.47
            15                        6.87                     28                          4.37
            16                        6.53                     29                          4.27
            17                        6.23                     30                          4.18
--------------------------------------------------------------------------------------------------------

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------------------------------------
                                  Monthly                                              Monthly
         Years                    Payment                     Years                    Payment
--------------------------------------------------------------------------------------------------------
             5                      $18.12                     18                         $6.20
             6                       15.35                     19                          5.97
             7                       13.38                     20                          5.75
             8                       11.90                     21                          5.56
             9                       10.75                     22                          5.39
            10                        9.83                     23                          5.24
            11                        9.09                     24                          5.09
            12                        8.46                     25                          4.96
            13                        7.94                     26                          4.84
            14                        7.49                     27                          4.73
            15                        7.10                     28                          4.63
            16                        6.76                     29                          4.53
            17                        6.47                     30                          4.45
--------------------------------------------------------------------------------------------------------

                                    OPTION 1

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

--------------------------------------------------------------------------------------------------------
                                  Monthly                                              Monthly
         Years                    Payment                     Years                    Payment
--------------------------------------------------------------------------------------------------------
             5                      $18.74                     18                         $6.94
             6                       15.99                     19                          6.71
             7                       14.02                     20                          6.51
             8                       12.56                     21                          6.33
             9                       11.42                     22                          6.17
            10                       10.51                     23                          6.02
            11                        9.77                     24                          5.88
            12                        9.16                     25                          5.76
            13                        8.64                     26                          5.65
            14                        8.20                     27                          5.54
            15                        7.82                     28                          5.45
            16                        7.49                     29                          5.36
            17                        7.20                     30                          5.28
--------------------------------------------------------------------------------------------------------

                                    OPTION 2

                                   Life Income

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------------------------------
  Adjusted
   Age of          None             5             10             15             20            Cash
  Annuitant                                                                                  Refund
--------------------------------------------------------------------------------------------------------
     50                $4.05          $4.05          $4.03          $3.99          $3.93          $3.89
     51                 4.12           4.11           4.09           4.05           3.99           3.94
     52                 4.19           4.19           4.16           4.11           4.04           4.00
     53                 4.27           4.26           4.23           4.18           4.10           4.06
     54                 4.35           4.34           4.31           4.25           4.16           4.12

     55                 4.44           4.42           4.39           4.32           4.22           4.19
     56                 4.53           4.51           4.47           4.40           4.29           4.26
     57                 4.62           4.61           4.56           4.48           4.35           4.33
     58                 4.72           4.71           4.65           4.56           4.42           4.41
     59                 4.83           4.81           4.75           4.64           4.49           4.49

     60                 4.95           4.93           4.86           4.73           4.55           4.57
     61                 5.07           5.05           4.97           4.83           4.62           4.66
     62                 5.20           5.17           5.08           4.92           4.69           4.76
     63                 5.34           5.31           5.20           5.02           4.76           4.85
     64                 5.49           5.45           5.33           5.12           4.83           4.96

     65                 5.65           5.61           5.47           5.22           4.89           5.06
     66                 5.82           5.77           5.61           5.33           4.96           5.18
     67                 6.01           5.94           5.75           5.44           5.02           5.30
     68                 6.20           6.13           5.91           5.54           5.08           5.42
     69                 6.41           6.33           6.07           5.65           5.14           5.56

     70                 6.64           6.54           6.23           5.76           5.19           5.70
     71                 6.88           6.76           6.41           5.86           5.24           5.84
     72                 7.14           7.00           6.59           5.97           5.28           6.00
     73                 7.43           7.26           6.77           6.06           5.32           6.16
     74                 7.73           7.53           6.96           6.16           5.35           6.33

     75                 8.06           7.82           7.14           6.25           5.38           6.51
--------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------------------------------
   Adjusted
    Age of             None               5                10               15                20
   Annuitant
--------------------------------------------------------------------------------------------------------
      50                    $4.34            $4.34             $4.31            $4.27             $4.22
      51                     4.41             4.40              4.38             4.33              4.27
      52                     4.48             4.47              4.45             4.40              4.32
      53                     4.56             4.55              4.52             4.46              4.38
      54                     4.64             4.63              4.59             4.53              4.44

      55                     4.72             4.71              4.67             4.60              4.50
      56                     4.81             4.80              4.75             4.67              4.56
      57                     4.91             4.89              4.84             4.75              4.62
      58                     5.01             4.99              4.93             4.83              4.69
      59                     5.12             5.10              5.03             4.92              4.75

      60                     5.23             5.21              5.13             5.00              4.82
      61                     5.36             5.33              5.24             5.09              4.88
      62                     5.49             5.45              5.35             5.19              4.95
      63                     5.63             5.59              5.47             5.28              5.02
      64                     5.78             5.73              5.60             5.38              5.08

      65                     5.94             5.89              5.73             5.48              5.15
      66                     6.11             6.05              5.87             5.58              5.21
      67                     6.29             6.22              6.02             5.69              5.27
      68                     6.49             6.41              6.17             5.79              5.33
      69                     6.70             6.60              6.33             5.90              5.38

      70                     6.92             6.81              6.49             6.00              5.43
      71                     7.17             7.04              6.66             6.10              5.48
      72                     7.43             7.27              6.84             6.20              5.52
      73                     7.71             7.53              7.02             6.30              5.55
      74                     8.02             7.80              7.20             6.39              5.59

      75                     8.35             8.08              7.38             6.48              5.62
--------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------------------------------
   Adjusted
    Age of             None               5                10               15                20
   Annuitant
--------------------------------------------------------------------------------------------------------
      50                    $5.26            $5.25             $5.22            $5.17             $5.11
      51                     5.33             5.32              5.28             5.23              5.15
      52                     5.40             5.38              5.34             5.29              5.20
      53                     5.47             5.45              5.41             5.35              5.26
      54                     5.54             5.53              5.48             5.41              5.31

      55                     5.63             5.61              5.56             5.47              5.36
      56                     5.71             5.69              5.63             5.54              5.42
      57                     5.80             5.78              5.72             5.61              5.47
      58                     5.90             5.88              5.81             5.69              5.53
      59                     6.01             5.98              5.90             5.77              5.59

      60                     6.12             6.09              6.00             5.85              5.65
      61                     6.24             6.21              6.10             5.93              5.71
      62                     6.37             6.33              6.21             6.02              5.77
      63                     6.51             6.46              6.33             6.11              5.83
      64                     6.66             6.60              6.45             6.20              5.89

      65                     6.82             6.75              6.57             6.30              5.95
      66                     6.99             6.91              6.71             6.39              6.01
      67                     7.17             7.08              6.85             6.49              6.06
      68                     7.36             7.27              6.99             6.59              6.12
      69                     7.57             7.46              7.15             6.69              6.17

      70                     7.80             7.67              7.30             6.78              6.21
      71                     8.05             7.89              7.47             6.88              6.25
      72                     8.31             8.13              7.64             6.97              6.29
      73                     8.59             8.38              7.81             7.06              6.33
      74                     8.90             8.64              7.99             7.15              6.36

      75                     9.23             8.93              8.16             7.23              6.38
--------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                    Amount of Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

------------------------------------------------------------------------------------------------------------------------------------
         Adjusted Ages                                                                Option 3d
--------------------------------
                      Second                                                          10 Years
   Annuitant        Annuitant       Option 3a        Option 3b        Option 3c      Guaranteed       Option 3e        Option 3f
------------------------------------------------------------------------------------------------------------------------------------
       55               50                 $3.69            $4.05           $4.27            $3.69            $4.03           $3.67
       55               55                  3.88             4.25            4.47             3.87             4.14            3.85
       55               60                  3.99             4.44            4.71             3.98             4.20            3.94

       60               55                  3.99             4.44            4.71             3.98             4.42            3.94
       60               60                  4.24             4.71            4.99             4.23             4.57            4.17
       60               65                  4.38             4.97            5.32             4.38             4.65            4.29

       65               60                  4.38             4.97            5.32             4.38             4.93            4.29
       65               65                  4.72             5.33            5.70             4.71             5.14            4.59
       65               70                  4.93             5.68            6.15             4.91             5.27            4.74

       70               65                  4.93             5.68            6.15             4.91             5.66            4.74
       70               70                  5.40             6.21            6.70             5.36             5.96            5.13
       70               75                  5.69             6.68            7.32             5.62             6.13            5.29

       75               70                  5.69             6.68            7.32             5.62             6.67            5.29
       75               75                  6.37             7.45            8.15             6.23             7.12            5.78
       75               80                  6.78             8.11            8.99             6.54             7.36            5.93
------------------------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------------------------------------------------------
          Adjusted Ages                                                                    Option 3d
----------------------------------
                      Second                                                               10 Years
   Annuitant        Annuitant         Option 3a        Option 3b         Option 3c        Guaranteed        Option 3e
--------------------------------------------------------------------------------------------------------------------------
      55                50                   $3.97             $4.35             $4.56            $3.97             $4.31
      55                55                    4.16              4.54              4.76             4.15              4.42
      55                60                    4.27              4.73              5.00             4.26              4.48

      60                55                    4.27              4.73              5.00             4.26              4.70
      60                60                    4.51              4.99              5.27             4.50              4.84
      60                65                    4.66              5.25              5.61             4.65              4.93

      65                60                    4.66              5.25              5.61             4.65              5.22
      65                65                    4.99              5.61              5.99             4.98              5.42
      65                70                    5.19              5.97              6.44             5.17              5.54

      70                65                    5.19              5.97              6.44             5.17              5.93
      70                70                    5.67              6.49              6.99             5.62              6.23
      70                75                    5.95              6.96              7.61             5.87              6.40

      75                70                    5.95              6.96              7.61             5.87              6.95
      75                75                    6.64              7.73              8.43             6.48              7.40
      75                80                    7.04              8.39              9.29             6.79              7.64
--------------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                         Life Income for Two Annuitants

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

--------------------------------------------------------------------------------------------------------------------------
          Adjusted Ages                                                                    Option 3d
---------------------------------
                      Second                                                               10 Years
   Annuitant        Annuitant         Option 3a        Option 3b         Option 3c        Guaranteed        Option 3e
--------------------------------------------------------------------------------------------------------------------------
      55                50                   $4.88             $5.26             $5.48            $4.88             $5.23
      55                55                    5.04              5.44              5.66             5.04              5.32
      55                60                    5.15              5.63              5.91             5.14              5.38

      60                55                    5.15              5.63              5.91             5.14              5.59
      60                60                    5.37              5.87              6.16             5.37              5.72
      60                65                    5.52              6.14              6.51             5.51              5.80

      65                60                    5.52              6.14              6.51             5.51              6.10
      65                65                    5.83              6.49              6.87             5.82              6.29
      65                70                    6.04              6.84              7.34             6.00              6.41

      70                65                    6.04              6.84              7.34             6.00              6.81
      70                70                    6.49              7.35              7.87             6.44              7.08
      70                75                    6.77              7.84              8.51             6.68              7.25

      75                70                    6.77              7.84              8.51             6.68              7.81
      75                75                    7.45              8.60              9.33             7.27              8.25
      75                80                    7.86              9.28             10.20             7.57              8.49
--------------------------------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

Endorsed and made part of the Contract on the effective date of the Contract.






                                       President
                                       Aetna Life Insurance and Annuity Company